UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): February 5, 2018
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OCLARO, INC.
(Exact name of Registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	000-30684 (Commission file number)	20-1303994 (I.R.S. Employer Identification Number)
225 Charcot Avenue, San Jose, California 95131 (Address of principal executive offices, zip code)
(408) 383-1400 (Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On February 5, 2018, Oclaro, Inc. (“Oclaro” or the “Company”) disclosed its projected GAAP and non-GAAP income tax provisions in teleconferences with certain analysts. The Company is therefore providing such information relating to its expected GAAP and non-GAAP income tax provisions for its fiscal year ending June 30, 2018 (“FY2018”) and its fiscal year ending June 29, 2019 (“FY2019”) in compliance with Regulation FD. Specifically, the Company updated its August 2, 2017 guidance to reflect the Company’s expectation that its GAAP income tax provision will be in the range of 15% to 20% of income before income taxes for FY2018 and reiterated its August 2, 2017 guidance that its non-GAAP cash income tax provision is expected to be in the range of 5% to 10% of GAAP income before income taxes for FY2018. In addition, the Company indicated that both its GAAP income tax provision and non-GAAP cash income tax provision for FY2019 are expected to be in the range of 20% to 25% of GAAP income before income taxes. The Company’s non-GAAP cash income tax provision excludes the impact of the net value of the Company’s net operating losses.

Safe Harbor Statement
This Current Report on Form 8-K contains statements about the Company’s future expectations regarding its GAAP and non-GAAP income tax provisions for the periods presented that, together with the assumptions underlying these statements, constitute forward-looking statements for the purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. Investors should not unduly rely on such forward-looking statements. There are a number of important factors that could cause the Company’s actual results to differ materially from those indicated by such forward-looking statements, including (i) fluctuations in the Company’s revenues, growth rates and operating results, (ii) changes in the Company’s effective tax rates or outcomes of tax audits or similar proceedings, (iii) changing or new interpretations of H.R.1, commonly referred to as the Tax Cuts and Jobs Act, (iv) the impact of financial market and general economic conditions in the industries in which the Company operates and any resulting reduction in demand for our products, and (v) other factors described under the caption "Risk Factors" and elsewhere in the documents we periodically file with the SEC.
The information set forth in this Current Report on Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCLARO, INC.
Date: February 5, 2018	By:	/s/ David L. Teichmann
David L. Teichmann
Executive Vice President, General Counsel and Corporate Secretary